UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2021

NIELSEN HOLDINGS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35042	98-1225347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of Americas New York, New York 10010 United Kingdom	Nielsen House John Smith Drive Oxford Oxfordshire OX4 2WB United Kingdom

(Address of principal executive offices)

+1 (646) 654-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value €0.07 per share	NLSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Senior Vice President, Corporate Controller and Principal Accounting Officer

On October 15, 2021, Christopher Taft, Senior Vice President, Corporate Controller and Principal Accounting Officer of Nielsen Holdings plc (the “Company”), tendered his resignation effective November 12, 2021 in order to pursue another career opportunity. Mr. Taft’s decision to leave the Company is not a result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure or internal controls.

Appointment of Interim Principal Accounting Officer

Linda Zukauckas, the Company’s Chief Financial Officer, will serve as the Company’s interim Principal Accounting Officer, effective November 12, 2021 and continuing until such time as a replacement Principal Accounting Officer is appointed. Ms. Zukauckas will continue to serve as the Company’s Chief Financial Officer while performing the Principal Accounting Officer responsibilities.

Ms. Zukauckas, 60, joined the Company as Chief Financial Officer in February 2020. Ms. Zukauckas was the Executive Vice President and Deputy Chief Financial Officer for American Express from February 2018 to January 2020. She had previously served as EVP/Controller and Chief Accounting Officer of American Express since November 2011.

Ms. Zukauckas will not receive any additional compensation for assuming the role of interim Principal Accounting Officer, and no changes have been made to any plans or arrangements in which Ms. Zukauckas participates as a result of this appointment.

Ms. Zukauckas does not have any family relationships with any of the Company’s directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2021

NIELSEN HOLDINGS PLC

By:	/s/ Jennifer Meschewski
Name:	Jennifer Meschewski
Title:	Secretary